SIX CIRCLES FUNDS
Six Circles Tax Aware Ultra Short Duration Fund
(a series of Six Circles Trust)
Supplement dated September 1, 2021
to the Summary Prospectus and Prospectus dated May 1, 2021, as supplemented
On August 18, 2021 the Board of Trustees for the Six Circles Tax Aware Ultra Short Duration Fund (the “Fund”) approved Insight North America LLC (“Insight”) to replace its affiliate Mellon Investments Corporation (“Mellon”) as a sub‑adviser to the Fund effective on or about September 1, 2021 (the “Effective Date”).
On the Effective Date, Insight will replace Mellon as a sub‑adviser to the Fund. BNY Mellon Investment Management has announced its intention to realign several of its investment firms. As a result of this realignment, which is scheduled to occur on the Effective Date, portfolio managers responsible for managing the allocated portion of the Fund’s investments who are employees of Mellon will become employees of Insight which is an affiliate of Mellon and will no longer be employees of Mellon. Consequently, as of the Effective Date, the Adviser will engage Insight to replace Melon as one of the Fund’s sub‑advisers, pursuant to an amendment to the existing investment sub‑advisory agreement between the Adviser and Mellon. It is anticipated that the Mellon portfolio managers who are currently responsible for the day‑to‑day management of Mellon’s allocated portion of the Fund’s assets will continue to manage the allocated portion of the Fund’s assets after the Effective Date on behalf of Insight. It is also anticipated that there will be no material changes to the investment approach, strategy or policies with respect to the allocated portion of the Fund, and no reduction in the nature or level of services provided to the Fund as a result of the engagement of Insight as a sub‑adviser to the Fund.
As a result of the foregoing, on the Effective Date, all references to Mellon Investment Corporation and Mellon are hereby deleted and replaced with references to Insight North America LLC or Insight, respectively.
On the Effective Date, the first paragraph in “The Funds’ Management and Administration — The Portfolio Managers — Sub‑Advisers and Sub‑Sub‑Advisers — Tax Aware Ultra Short Duration Fund — Mellon” is hereby deleted and replaced with the following:
Insight
Insight is an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation and is registered in the United States with the Securities and Exchange Commission (“SEC”) as an investment adviser. Insight is part of the group of affiliated companies providing investment advisory services under the brand name “Insight Investment” or “Insight.” Insight’s principal office is located at 200 Park Avenue, New York, New York 10166. As of December 31, 2020, Insight managed approximately $30.8 billion of assets.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS
AND PROSPECTUS FOR FUTURE REFERENCE
J.P. Morgan is committed to making our products and services accessible to meet the financial services needs of all of our clients. If you are a person with a disability and need additional support accessing this material, please contact your J.P. Morgan team or email us at accessibility.support@jpmorgan.com for assistance.

SUPP‑6C‑2021‑8

SIX CIRCLES FUNDS

Six Circles Tax Aware Ultra Short Duration Fund

(a series of Six Circles Trust)

Supplement dated September 1, 2021

to the Statement of Additional Information dated May 1, 2021, as supplemented

On August 18, 2021 the Board of Trustees for the Six Circles Tax Aware Ultra Short Duration Fund (the “Fund”) approved Insight North America LLC (“Insight”) to replace its affiliate Mellon Investments Corporation (“Mellon”) as a sub-adviser to the Fund effective on or about September 1, 2021 (the “Effective Date”).

On the Effective Date, Insight will replace Mellon as a sub-adviser to the Fund. BNY Mellon Investment Management has announced its intention to realign several of its investment firms. As a result of this realignment, which is scheduled to occur on the Effective Date, portfolio managers responsible for managing the allocated portion of the Fund’s investments who are employees of Mellon will become employees of Insight which is an affiliate of Mellon and will no longer be employees of Mellon. Consequently, as of the Effective Date, the Adviser will engage Insight to replace Melon as one of the Fund’s sub-advisers, pursuant to an amendment to the existing investment sub-advisory agreement between the Adviser and Mellon. It is anticipated that the Mellon portfolio managers who are currently responsible for the day-to-day management of Mellon’s allocated portion of the Fund’s assets will continue to manage the allocated portion of the Fund’s assets after the Effective Date on behalf of Insight. It is also anticipated that there will be no material changes to the investment approach, strategy or policies with respect to the allocated portion of the Fund, and no reduction in the nature or level of services provided to the Fund as a result of the engagement of Insight as a sub-adviser to the Fund.

As a result of the foregoing, on the Effective Date, all references to Mellon Investment Corporation and Mellon are hereby deleted and replaced with references to Insight North America LLC or Insight, respectively.

On the Effective Date, the section relating to Mellon Investments Corporation under “INVESTMENT ADVISER, SUB-ADVISERS AND SUB-SUB-ADVISERS” in Part II is hereby deleted and replaced with the following:

Insight North America LLC (“Insight”). Insight has been engaged by JPMPI to serve as investment sub-adviser to the Six Circles Tax Aware Ultra Short Duration Fund pursuant to an investment sub-advisory agreement (the “Insight Sub-Advisory Agreement”). Insight is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Insight is located at 200 Park Avenue, New York, New York 10166.

Insight is paid monthly by JPMPI a fee based on the portion of assets under management of the Six Circles Tax Aware Ultra Short Duration Fund allocated to Insight, as set forth in the Insight Sub-Advisory Agreement.

The Insight Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

On the Effective Date, the disclosure related to Mellon under the “POTENTIAL CONFLICTS OF INTEREST — Conflicts of Interest Relating to the Sub-Advisers and Sub-Sub-Advisers” section of Part II is hereby deleted and replaced with the following:

Insight

In the course of Insight’s normal business, Insight and its personnel may encounter situations where it faces a conflict of interest or could be perceived to be in a conflict of interest situation. A conflict of interest occurs whenever the interests of Insight or its personnel diverge from those of a client or when Insight or its personnel have obligations to more than one party whose interests are different. In order to preserve its reputation and comply with applicable legal and regulatory requirements, Insight believes managing perceived conflicts is as important as managing actual conflicts.

Insight ensures it manages conflicts of interest fairly and in accordance with SEC rules and guidance, and does not place its own interests unfairly above those of its customers.

All material conflicts of interest are presented in greater detail within Part 2A of Insight’s Form ADV.

On the Effective Date, the disclosure related to Mellon under the “PORTFOLIO MANAGER COMPENSATION” section of Part II is hereby deleted and replaced with the following:

Insight

Insight has a flexible and progressive remuneration policy which allows it to attract and retain what it believes to be the best available talent in the industry. Insight’s approach to remuneration is designed to ensure that top performance is recognized with top quartile industry pay. This includes matching each individual with a suitable peer group that reflects competitors at every level and specialism within the industry. The components of remuneration are base salary and variable pay which is made up of two elements: discretionary annual cash amount and a deferral into the Insight long-term incentive plan (“LTIP”). Cash and deferred pay play a significant role in total compensation. The overall value of these payments is based on company performance while individual payments are made with the dual aims of ensuring that key individuals are incentivized and rewarded for their contribution and that their total remuneration is competitive. Insight also has a competitive benefits package (including eligibility for company pension and private medical plans) broadly aligned with the firm’s parent company, The Bank of New York Mellon Corporation.

Discretionary pay is allocated following a detailed annual evaluation and performance appraisal against individual objectives, based on key performance indicators such as mandate performance (including effective management of risk and generation of relative returns where appropriate), contribution to team-based investment decisions, team management and professional development. Account is also taken of non-investment related issues such as business wins, client feedback, product and service development and internal relationship building, as well as experience, tenure and status within the team. For investment teams, including portfolio managers, performance is typically assessed over a multi-year framework including fund performance over one-, three- and five-year performance cycles. This is also supported by the Insight LTIP, which typically vests over three years. The application of the above policy and principles are reviewed at least twice each year by the Insight Remuneration Committee, where compensation proposals in respect of the relevant performance year are considered and approved.

On the Effective Date, the disclosure related to Mellon under “APPENDIX C — PROXY VOTING POLICIES” of Part II, is hereby deleted and replaced with the following:

INSIGHT NORTH AMERICA LLC

I.	Introduction

Insight North America LLC (“Insight”) has adopted this Proxy Voting Policy (“Policy”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with respect to the voting of client proxies. Insight serves as investment adviser and sub-adviser to institutional separate accounts, private funds, and registered investment companies (collectively, “Clients”).

Pursuant to this Policy, Insight shall vote proxies on behalf of Clients for whom Insight has been given and agreed to accept voting authority. The fundamental guideline followed by Insight in voting proxies is to ensure that the manner in which shares are voted is in the best interests of Clients and the values of their investments. Any general or specific proxy voting guidelines provided by a Client or its designated agent in writing will supersede the specific guidelines in this Policy.

Additionally, the Department of Labor (“DOL”) views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan’s participants and beneficiaries. The DOL has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

Note: this Proxy Voting Policy will be reviewed at least annually.

II.	Client Disclosure and Recordkeeping
1.	In addition to this Policy, Clients may obtain information on how Insight voted their proxies.
2.	Additionally, Insight will maintain proxy voting records for its advisory clients, consistent with the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

3.

For Clients that are registered investment companies, Insight will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission (“SEC”) with regard to the specific proxy votes that Insight cast as shareholders of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

4.

Certain Clients may participate in securities lending programs. If Insight is aware that a material event will occur affecting securities on loan, Insight will be obligated to call such loan in time to vote the proxies; however, with respect to other voting matters involving securities on loan, Insight would generally not vote with respect to such securities.

III.	General Policy Regarding Proxy Voting

Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well-being of the corporation, Insight will vote to support shareholder proposals, unless other mitigating circumstances are present. Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, Insight may manage assets of a pension plan of a company whose management is soliciting proxies, or an employee may have a close relative who serves as a director or executive of a company that is soliciting proxies. In all cases, the manner in which Insight votes proxies must be based on Clients’ best interests and not the product of the conflict.

In furtherance of Insight’s goal to vote proxies in the best interests of Clients, Insight follows procedures designed to identify and address material conflicts that may arise between Insight’s interests and those of its Clients before voting proxies for Client securities.

Insight’s detailed policies and procedures with respect to conflicts of interest and specific proxy voting guidelines can be found in Sections V. and VI. of this Policy, below.

IV.	Procedures for Identifying Conflicts of Interest

Insight will monitor the potential for conflicts of interest with respect to proxy voting recommendations or directions both as a result of personal relationships, significant Client relationships (those accounting for greater than 15% of annual revenues), or special circumstances that may arise during the conduct of Insight’s or its affiliates’ business.

1.

The Chief Compliance Officer (“CCO”) or her designee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence Insight’s decision-making. Further, a conflict of interest shall be deemed material in the event the issuer that is the subject of the proxy or any executive officer of that issuer has a Client relationship with Insight or its affiliates, of the type described above. All other materiality determinations will be based on an assessment of the particular facts and circumstances. The CCO or her designee shall maintain a written record of all materiality determinations in addition to the method used to resolve a material conflict of interest.

2.	If it is determined that a conflict of interest is not material, Insight will vote proxies in accordance with the specific voting policy detailed in Section V, below.

3.	If it is determined that a conflict of interest is material, one or more methods may be used to resolve the conflict, including:
•	disclosing the conflict to the Client and obtaining its consent before voting;
•	suggesting to the Client that it engage another party to make a recommendation;
•	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or
•	utilizing such other method as is deemed appropriate under the circumstances given the nature of the conflict.

V.	Specific Proxy Voting Guidelines

This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefore recorded in writing.

1.	ROUTINE MATTERS

Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

a.	They do not measurably change the structure, management control, or operation of the corporation.
b.	They are consistent with industry standards as well as the corporate laws of the state of incorporation.

Voting Recommendation

Insight will normally support the following routine proposals:

a.	To increase authorized common shares.
b.	To increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.
c.	To elect or re-elect directors.
d.	To appoint or elect auditors.
e.	To approve indemnification of directors and limitation of directors’ liability.
f.	To establish compensation levels.
g.	To establish employee stock purchase or ownership plans.
h.	To set time and location of annual meeting.

2.	NON-ROUTINE PROPOSALS
a.	Social Issues

Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation’s internally adopted policies are ill advised or misguided. If Insight has determined that management is generally socially responsible, we typically vote against the following shareholder proposals:

1)	To enforce restrictive energy policies.
2)	To place arbitrary restrictions on military contracting.
3)	To bar or place arbitrary restrictions on trade with other countries.
4)	To restrict the marketing of controversial products.
5)	To limit corporate political activities.
6)	To bar or restrict charitable contributions.
7)	To enforce a general policy regarding human rights based on arbitrary parameters.
8)	To enforce a general policy regarding employment practices based on arbitrary parameters.
9)	To enforce a general policy regarding animal rights based on arbitrary parameters.
10)	To place arbitrary restrictions on environmental practices.

b.	Financial/Corporate Issues

Proposals in this category are usually offered by management and seek to change a corporation’s legal, business or financial structure. Insight will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

1)	To change the state of incorporation.
2)	To approve mergers, acquisitions or dissolution.
3)	To institute indenture changes.
4)	To change capitalization.

c.	Shareholder Rights

Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power. Insight typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

Insight will generally vote in favor of the following management proposals:

1)	To require majority approval of shareholders in acquisitions of a controlling share in the corporation.
2)	To institute staggered board of directors.
3)	To require shareholder approval of not more than 66 2⁄3% for a proposed amendment to the corporation’s by-laws.
4)	To eliminate cumulative voting.
5)	To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company’s ability to make greenmail payments.
6)	To create a dividend reinvestment program.
7)	To eliminate preemptive rights.
8)	To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a “poison pill”).

Insight will generally vote against the following management proposals:

1)	To require greater than 66 2⁄3% shareholder approval for a proposed amendment to the corporation’s by-laws (“super-majority provisions”).
2)	To require an arbitrary fair price be offered to all shareholders that is derived from a fixed formula (“fair price amendments”).
3)	To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.
4)	To prohibit replacement of existing members of the board of directors.
5)	To eliminate shareholder action by written consent without a shareholder meeting.
6)	To allow only the board of directors to call a shareholder meeting or to propose amendments to the articles of incorporation.
7)	To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known as a “poison pill”).
8)	To limit the ability of shareholders to nominate directors.

Insight will generally vote in favor of the following shareholder proposals:

1)	To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2⁄3%.
2)	To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.
3)	To change the state of incorporation for companies operating under the umbrella of anti- shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.
4)	To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.
5)

To permit shareholders to participate in formulating management’s proxy and the opportunity to discuss and evaluate management’s director nominees, and/or to nominate shareholder nominees to the board.

6)	To require that the board’s audit, compensation, and/or nominating committees be comprised exclusively of independent directors.
7)	To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company’s ability to make greenmail payments.
8)	To create a dividend reinvestment program.
9)	To recommend that votes to “abstain” not be considered votes “cast” at an annual meeting or special meeting, unless required by state law.
10)	To require that “golden parachutes” be submitted for shareholder ratification.

Insight will generally vote against the following shareholder proposals:

1)	To restore preemptive rights.
2)	To restore cumulative voting.

3)	To require annual election of directors or to specify tenure.
4)	To eliminate a staggered board of directors.
5)	To require confidential voting.
6)	To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.
7)	To dock director pay for failing to attend board meetings.

VI.	Voting Process

The CCO is responsible for voting proxies on behalf of Clients for whom Insight has been given and agreed to accept voting authority, and will generally vote proxies in accordance with these guidelines. In circumstances in which the subject matter of the vote is not covered by these guidelines, or Insight believes it may be necessary, in the best interests of shareholders, to vote contrary to our general guidelines, the CCO will discuss the matter with the CEO and General Counsel of Insight, who will be responsible for making the definitive determination as to how the proxy matter will be voted.

Any questions regarding this Policy may be directed to the CCO of Insight.

VII.	Trust Indentures

From time to time, Insight is asked to consent to an amendment to or grant a waiver under a trust indenture or other governing document of a specific financial instrument held by Clients. Such consents or waivers may cover corporate actions such as tenders, exchanges, registration rights, restructurings and other transactions relating to fixed income holdings of Client accounts.

Insight will generally treat such requests for consents not as proxies subject to these proxy voting policies and procedures, but as investment matters to be dealt with by the investment professional covering such instruments, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors for a public company, (ii) would not otherwise materially affect the structure, management or control of a public company, and (iii) relate to a company in which Clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments. Determinations on voting consents or waivers to these matters are generally driven by Insight’s view of whether the proposed action will result in an economic benefit for the affected Client(s).

VIII.	Recordkeeping

Insight shall maintain the following records relating to proxy voting:

1.	a copy of these policies and procedures;
2.	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each recommendation;
3.	documentation relating to the identification and resolution of conflicts of interest; and
4.	any documents created by Insight that were material to a proxy voting recommendation or that memorialized the basis for that recommendation.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the time the last entry was made on such record, the first two years in Insight’s office.

Reviewed February 2021.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

J.P. Morgan is committed to making our products and services accessible to meet the financial services needs of all of our clients. If you are a person with a disability and need additional support accessing this material, please contact your J.P. Morgan team or email us at accessibility.support@jpmorgan.com for assistance.

SUPP-6C-2021-9